Exhibit 10.4

FIRST AMENDED AND RESTATED

MUELLER GROUP, INC.

KEY EMPLOYEE SEVERANCE PLAN

This is the first amendment to the First Amended and Restated Mueller Group, Inc. Key Employee Severance Plan, in light of Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the regulations and guidance of the U.S. Department of Treasury promulgated thereunder.  This first amendment is effective as of August 12, 2005.

MUELLER GROUP, INC.

FIRST AMENDMENT TO

FIRST AMENDED AND RESTATED

MUELLER GROUP, INC.

KEY EMPLOYEE SEVERANCE PLAN

(the “Plan”)

The Plan shall be, and it hereby is, amended, effective as of August 12, 2005 as follows:

Pursuant to Section XI of the Plan, Section III of the Plan shall be amended by inserting the following new paragraph at the end of such Section III:

“Notwithstanding any provision of this Plan to the contrary, if at the time of the cessation of employment with the Company of an Eligible Employee, such Eligible Employee is a “specified employee” as defined in Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), no payment or benefit will be provided under this Plan until the earliest of (A) the date which is 6 months after such cessation of employment for any reason, other than death or “disability” (as such term is used in Section 409A(a)(2)(C) of the Code), (B) the date of such Eligible Employee’s death or “disability” (as such term is used in Section 409A(a)(2)(C) of the Code) or (C) the effective date of a “change in the ownership or effective control” of the Company (as such term is used in Section 409A(a)(2)(A)(v) of the Code).  The provisions of this paragraph of this Section III shall only apply to the extent required to avoid such Eligible Employee’s incurrence of any additional tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder.  In addition, if any provision of this Plan would cause such Eligible Employee to incur any additional tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, Mueller Group, Inc. may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.”

MUELLER GROUP, INC.

(the “Company”)

CERTIFICATE OF ADOPTION OF FIRST AMENDMENT

TO

FIRST AMENDED AND RESTATED

MUELLER GROUP, INC.

KEY EMPLOYEE SEVERANCE PLAN

(the “Plan”)

I, Dale B. Smith, President and Chief Executive Officer of the Company, pursuant to the authority delegated to me by resolutions of the Board of Directors of the Company, such resolutions heretofore duly adopted and in full force and effect on the date hereof, do hereby CERTIFY AND ADOPT, in the name and on behalf of the Company, the attached first amendment to the Plan effective as of August 12, 2005.

Dated: August 12, 2005	/s/
Dale B. Smith
President and Chief Executive
Officer